UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2021 (April 9, 2021)

BLOOMIOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-206764	88-0488851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 W. Montecito Street

Santa Barbara, CA 93101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 222-6330

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	XLRM	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒     Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

Introductory Note

Bloomios, Inc. (fka XLR Medical Corp.) acquired CBD Brand Partners LLC on April 12, 2021. XLR, the parent company, has amended and restated its articles of incorporation to, among other things, rename the Company Bloomios, Inc., amend the fiscal year to December 31, and to authorize the issuance of preferred stock. The Company has provided Form 10 Information below.

Item 1.01 Entry into a Material Definitive Agreement.

As stated in our 8-K filing dated April 12, 2021, on April 12, 2021, Bloomios (the “Company”), acquired CBD Brand Partners, LLC (“CBDBP”). Bloomios issued 10,000 shares of its Series A Preferred Stock and 800 shares of its Series B Preferred Stock as purchase price.

The foregoing description of the Acquisition Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as an exhibit to the Current Report on Form 8-K filed on April 12, 2021, and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01. Form 10 Information is included in this Form 8-K Current Report.

Item 2.03 Settlement of a Direct Financial Obligation.

On January 11, 2019, the Company entered into Lease Services Agreement with a third-party company whereby the Company received funds in the amount of $300,000 as an advance on future services. The Company and third-party desired to reach an amicable settlement to the agreement and agreed on April 2, 2021, to enter into a settlement and mutual release agreement whereby the Company was released from its obligations and the third-party company received 310,000 shares of the Company’s Series C Convertible Preferred Stock.

On November 30, 2020, the Company entered into a 6% secured convertible promissory note with a third-party in the amount of $203,000.00. Pursuant to the agreement, the Company issued the lender 350,000 5-year warrants with an exercise price of $1.00. On January 19, 2021, we issued the lender an additional 100,000 warrants on the same terms as the previous warrants, as a penalty pursuant to the agreement.

On April 2, 2021, the Company and lender entered into a pay-off letter agreement in the amount of $252,875.00 and the Company paid the amount on April 6, 2021. The note has been paid in full.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 2.03 of this report is incorporated by reference to this item 3.02.

Item 3.03 Material Modification to Right of Security Holders.

The information provided in response to Item 5.03 of this report is incorporated by reference to this item 3.03.

Item 5.01 Changes in Control of Registrant.

Pursuant to the Merger, the Company in no longer a shell company and is providing the Form 10 Information as required in this Form 8-K Current Report.

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Forward-Looking Statements

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, or some of the information incorporated herein by reference, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. We have based our forward-looking statements on our current expectations and projections about future events. Our forward-looking statements include information about possible or assumed future results of operations. All statements, other than statements of historical facts, included or incorporated by reference in this report that address activities, events or developments that we expect or anticipate may occur in the future, including such things as the growth of our business and operations, our business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Also, when we use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably,” or similar expressions, we are making forward-looking statements.

Numerous risks and uncertainties may impact the matters addressed by our forward-looking statements, any of which could negatively and materially affect our future financial results and performance.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this report, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. In light of these risks, uncertainties and assumptions, any forward-looking event discussed in this report may not occur. Our forward-looking statements speak only as of the date made, and we undertake no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments, unless the securities laws require us to do so.

Business

The Company is an integrated, seed-to-shelf operation which includes the growing, processing, extraction, and manufacture of cannabidiol (“CBD”) products. The Company believes that it is positioned to become an industry leader. It maintains the highest standards, is GMP certified and tracks its products utilizing a proprietary system to maintain chain of custody and to ensure the safety and efficacy of its products. The Company continues to make improvements in order to build on and maintain its competitive advantage.

History

Bloomios (“we,” “us,” the “Company” or like terms) was incorporated in the State of Nevada on February 2, 2001, under the name Relay Mines Limited in order to pursue the exploration and development of mining claims located in British Columbia, Canada.

During the quarter ended March 31, 2002, the Company conducted a registered public offering under the Securities Act in which it raised $11,000 from the sale of 110,000 shares of common stock at a public offering price of $0.10 per share.

On September 13, 2004, the Company merged with TSI Medical Corp., which was developing a cancer treatment technology in a joint venture with Exelar Corporation, at which time we abandoned our mining operations. As of September 2, 2005, Exelar Medical Corporation, the joint venture company in which we were a partner (“EMC”), defaulted on its obligations under a Technology Transfer Agreement with the inventor of the technology being developed by EMC and the inventor repossessed the technology from EMC.

Commencing with the quarterly report on Form 10-Q for the period ended October 31, 2005, the Company began filing periodic reports under the Exchange Act as a “shell” company.

On November 30, 2006, the Company filed a Certificate of Change with the Nevada Secretary of State providing for the reduction in the number of authorized shares of common stock from 100,000,000 shares to 2,000,000 shares and a corresponding reverse split of outstanding shares of common stock so that every fifty shares of common stock outstanding were exchanged for one share of common stock.

In February 2009, the Company filed a Form 15 with the SEC terminating the registration of its class of common stock under Section 12(g) of the Exchange Act and its duty to file periodic and other reports with the SEC.

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On March 27, 2013, the Company filed an amendment to its Articles of Incorporation with the Nevada Secretary of State to increase the number of shares of common stock it is authorized to issue from 2,000,000 shares to 950,000,000 shares.

On November 29, 2018, the Eight Judicial District Court of Nevada entered an order appointing Bryan Glass as custodian of the Company, authorizing and directing him to, among other things, take any action reasonable, prudent and for the benefit of the Company, including reinstating the Company under Nevada law, appointing officers and convening an annual meeting of stockholders (the “Order”).

On November 30, 2018, Bryan Glass, as custodian, appointed himself to serve as an interim director of the Company until the next meeting of stockholders, as permitted by the Order. Also, on November 30, 2018, the board of directors and the custodian appointed Bryan Glass as our President, Secretary and Treasurer and authorized the issuance of 12,000,000 shares of stock to Mr. Glass for an aggregate price of $120.

On December 6, 2018, the Company filed a Certificate of Reinstatement with the state of Nevada to reestablish the Company’s existence.

On January 16, 2019, the Company held a stockholder’s meeting at which Mr. Glass was elected as the sole director of the Company.

On November 30, 2020, Mr. Bryan Glass, our President and a sole director of the Company, resigned from both positions as part of his departure from the Company. Mr. Glass served as the President, Secretary and Treasurer and a member of our Board since November 30, 2018. This resignation is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies, or practices.

On November 30, 2020, the board of directors appointed Mr. Michael Hill, as the sole director of the Company, and as interim Chief Executive Officer and Chief Financial Officer of the Company. The board of directors has agreed to compensate Mr. Hill at a rate of $25,000 per month during his interim service to the Company.

On February 11, 2021, the Company entered into a non-binding Letter of (the “LOI”) with CBD Brand Partners, LLC., a Wyoming limited liability company (“CBDBP”). Under the terms of the LOI, the Company agreed to acquire CBDBP as its wholly owned subsidiary by merging CBDBP with the Company (the “Merger”), such that the Company would acquire all of the outstanding membership interests of CBDBP and the holders of the membership interests of CBDBP, immediately prior to the Merger, would receive 10,000 shares of Series A Preferred Stock, 800 shares of Series B Preferred Stock and 1,200,000 shares of Series C Preferred Stock.

On April 12, 2021, the Merger was completed, and the Company acquired CBDBP. The Company issued 10,000 shares of its Series A Preferred Stock and 800 shares of its Series B Preferred Stock, and no shares of the Series C Preferred Stock, as the purchase price.

Current Operations and Strategy

As previously reported, the Company acquired CBDBP on April 12, 2021. The Company is an integrated, seed-to-shelf operation which includes the growing, processing, extraction, and manufacture of cannabidiol (“CBD”) products. The Company has its headquarters in Santa Barbara, California and has operations in Newberg, Oregon and Daytona Beach, Florida. The Company intends to grow by way of an acquisition strategy that is currently in development. Currently, the Company is principally a business-to-business operation with plans to sell directly to consumers in the future.

Ramifications of Our Shell Company Status

Historically, the Company had no revenue, no assets and no specific business plan or purpose. As a result of the Merger the Company is no longer a Shell Company and is now a development stage company with revenue, employees, assets, and liabilities Our previous status as a shell company will impact the Company and its shareholders in many ways, some of which are described below.

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Shell Company Status

We have historically been classified as a shell company as defined in Rule 405 promulgated by the SEC under the Securities Act. A shell company is one that has no or nominal operations and either: (i) no or nominal assets; or (ii) assets consisting primarily of cash or cash equivalents. As a former shell company, we are subject to various laws, regulations and restrictions, including that we will be subject to restrictions on our use of Form S-8 to register stock that we may issue to our employees and consultants and you will be subject to restrictions from relying on Rule 144 for the resale of your common stock, as described below.

Shell companies are prohibited from using Form S-8 to register securities under the Securities Act. If a company ceases to be a shell company, it may use Form S-8 sixty calendar days after the date on which it makes required filings with the SEC disclosing the cessation of its status as shell company, provided it has filed all reports and other materials required to be filed under the Exchange Act during the preceding 12 months (or for such shorter period that it has been required to file such reports and materials after the company files “Form 10 information,” which is information that a company would be required to file in a registration statement on Form 10 if it were registering a class of securities under Section 12 of the Exchange Act. This information would normally be reported on a current report on Form 8-K reporting the completion of a transaction that caused the company to cease being a Shell Company and is what this filing is intended to accomplish.

Rule 144 under the Act provides an exemption from the registration requirements of the Securities Act and allows the holders of restricted securities to sell their securities utilizing one of the provisions of this Rule. However, Rule 144 specifically precludes reliance by holders of securities of shell companies such as ours has been historically classified or any issuer that has been at any time previously a shell company, except if the following conditions are met:

●	The issuer of the securities that was formerly a shell company has ceased to be a shell company;
●	The issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;
●

The issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than current reports on Form 8-K; and

●	At least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

As a result of our classification as a shell company, our investors are not permitted to rely on the “safe harbor” provisions of Rule 144, promulgated pursuant to the Securities Act, so as not to be considered underwriters in connection with the sale of our securities until one year from the date that we cease to be a shell company. This will likely make it more difficult for us to attract additional capital through subsequent unregistered offerings because purchasers of securities in such unregistered offerings will not be able to resell their securities in reliance on Rule 144, a safe harbor on which holders of restricted securities usually rely to resell securities, until 12 months from the filing of this Form 8-K.

Application of Penny Stock Rules

Our common stock is a “penny stock,” as defined in Rule 3a51-1 promulgated by the SEC under the Exchange Act. The penny stock rules require a broker-dealer, among other things, prior to a transaction in penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. A broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that the broker-dealer, not otherwise exempt from such rules, must make a special written determination that the penny stock is suitable for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure rules have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. So long as our common stock is subject to the penny stock rules, it may be more difficult for us and you to sell your common stock.

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Emerging Growth Company and Smaller Reporting Company Status

Emerging Growth Company

We are an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We intend to take advantage of all of these exemptions.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards, and delay compliance with new or revised accounting standards until those standards are applicable to private companies. We have elected to take advantage of the benefits of this extended transition period.

We could be an emerging growth company until the last day of the first fiscal year following the fifth anniversary of our first common equity offering, although circumstances could cause us to lose that status earlier if our annual revenues exceed $1.0 billion, if we issue more than $1.0 billion in non-convertible debt in any three-year period or if we become a “large-accelerated filer” as defined in Rule 12b-2 under the Exchange Act.

Smaller Reporting Company

We also qualify as a “smaller reporting company” under Rule 12b-2 of the Exchange Act, which is defined as a company with a public equity float of less than $250 million or less than $100 million in annual revenues and no public float or a public float of less than $700 million. To the extent that we remain a smaller reporting company, we will have reduced disclosure requirements for our public filings, including: (1) less extensive narrative disclosure than required of other reporting companies, particularly in the description of executive compensation and (2) the requirement to provide only two years of audited financial statements, instead of three years. In addition, until such time as the public float of our common stock exceeds $75 million, we will be a non-accelerated filer and will not be required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes Oxley Act.

Employees

The Company has approximately 70 employees.

Risk Factors

As a smaller reporting company, as defined by Rule 12b-2 of the Exchange Act and Item 10(f)(1) of Regulation S-K, the Company has elected to comply with certain scaled disclosure reporting obligations, and therefore does not have to provide the information required by this item.

Properties

We maintain our principal executive offices at 201 W Montecito St, Santa Barbara, California, where our Chief Executive Officer maintains a business office. We use this office space free of charge.

The Company leases a 51,000 square foot facility from a third party in Daytona Beach, Florida. The lease is a sublease and calls for monthly base rent of $28,177.50 from May 2020 through April 2021, monthly base rent of 28,741.05 from May 2021 to April 2022, and monthly base rent of $29,315 from May 2022 to April 2023. The Company has an option to extend the lease for a period of 4 years on similar terms.

The Company leases an 8,000 square foot facility on 15 acres on a month-to-month basis at a rate of $10,000. This lease is with a related party.

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Security Ownership of Certain Beneﬁcial Owners and Management

The following table sets forth, as of the date of this Annual Report, certain information regarding beneficial ownership of our common stock by (i) each person who is known by us to beneficially own more than 5% of the outstanding shares of common stock; (ii) each of our directors and officers; and (iii) all officers and directors as a group.

The applicable percentage of ownership is based on 12,508,011 shares of common stock outstanding as of the date of this report. The business address of each person named in the table below is in care of the Company.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Shares of Class Owned
CBD Brand Partners, LLC. (1)(2)	11,750,000	93.94%
Bryan Glass	250,000	2.00%
All officers and directors as a group (1 person)	12,000,000	95.94%

(1) The address for CBD Brand Partners, LLC. is 201 W. Montecito Street, Santa Barbara, CA 93101. Includes 11,750,000 shares of common stock.

(2) Michael Hill is a beneficial owner of CBD Brand Partners, LLC.

Preferred Stock

The Company has three (3) classes of preferred Stock. Series A has 10,000 shares authorized, issued and outstanding. Series B has 800 shares authorized, issued and outstanding. Series C has 3,000,000 authorized and 310,000 currently issued and outstanding.

Series A Convertible Preferred Stock

The Series A, par value $0.00001 has 10,000 shares authorized, issued and outstanding. The holders of the Series A are not entitled to dividends. Each share of Series A shall vote on any and all matters related to the Company and each share entitles holder to vote such number of votes equal to 0.0051% of the total number of votes entitled to be cast. For clarification purposes, the holders of all 10,000 shares of Series A have the right to cast an aggregate of 51% of the total number of votes entitled to be cast. The Series A are subject to an automatic conversion and/or redemption in the event the Company completes a qualified financing defined as a financing in which the Company receives gross proceeds of at least $10 million. If converted, each share of Series A converts into 50 shares of common stock. If redeemed the Company shall pay $100 per share of Series A.

Series B Convertible Preferred Stock

The Series B, par value $0.00001, has 800 shares authorized, issued and outstanding. The holders of the Series B are entitled to a liquidation preference in that they participate with the common stock on an as converted basis. The holders of Series B are entitled to vote such number of shares as their Series B would be convertible into common stock plus 10% on an as if converted basis at the time of the vote. The Series B may convert into common stock. Each share of Series B will convert into such number of shares by multiplying 0.001 by the aggregate number of the Company’s common stock issued and outstanding at the time of conversion. The Series B is subject to automatically convert into common stock in the event of a qualified financing as defined above.

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Series C Convertible Preferred Stock

The Series C, par value $0.00001, has 3,000,000 shares authorized. There are 310,000 shares issued and outstanding. The holders of the Series C are entitled to a liquidation preference in that they participate with the common stock on an as converted basis. The holders of Series C are entitled to vote such number of shares as their Series C would be convertible into common stock on an as if converted basis at the time of the vote. The Series C may convert into common stock based upon the product obtained by dividing the number of shares of Series C by the closing share price of the common stock on the date of conversion. The Series C is subject to automatically convert into common stock in the event of a qualified financing as defined above based upon the conversion formula in the previous sentence.

Directors and Executive Oﬃcers

Members of our Board of Directors are elected by the stockholders to a term of one year and serve until their successors are elected and qualified. Our officers are appointed by our Board to a term of one year and serve until their successors are duly appointed and qualified, or until the officer is removed from office. Our Board has no nominating, audit or compensation committees.

The following table lists our officers and directors as of the date of this Current Report:

Name	Age	Title
Michael Hill	44	Chief Executive Officer, Chief Financial Officer and Director

Background Information about our Officers and Directors

Michael Hill was appointed as the Chief Executive Officer, Chief Financial Officer and sole Director of the Company on November 30, 2020. Mr. Hill is a seasoned executive and corporate advisor with over 15 years in both the private and public sectors. He has held leadership roles and consulted for a variety of domestic and international companies across a wide spectrum of industries. Michael has led and completed multiple mergers and acquisitions of a variety of companies, more specifically advertising, streaming media, data management, e-commerce, mobile and ad-tech driven companies. He has a deep understanding and technical experience in both pre-transaction and post-transaction operational planning and integration. Prior to this work, Mr. Hill served in the United States Navy, receiving the honor of Enlisted Surface Warfare Specialist. We further believe that Mr. Hill is qualified to serve as CEO, CFO and as Director of the Company because of his extensive involvement with public companies during the course of his career.

The term of office of our director expires at the Company’s annual meeting of stockholders or until his successor is duly elected and qualified. Directors are not compensated for serving as such. Officers serve at the discretion of the board of directors.

On November 30, 2020, Mr. Bryan Glass, our President and a sole director of the Company, resigned from both positions as part of his departure from the Company. Mr. Glass served as the President, Secretary and Treasurer and a member of our Board since November 30, 2018. This resignation is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies, or practices.

On November 30, 2020, the board of directors appointed Mr. Michael Hill, as the sole director of the Company, and as interim Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

Executive Compensation

The board of directors has agreed to compensate Mr. Hill at a rate of $25,000 per month during his interim service to the Company.

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Certain Relationships and Related Transactions, and Director Independence

On February 19, 2019 the company entered into a promissory note with a related party in the amount of $17,000, with an interest due at the rates of 8% per annum and a due date of February 19, 2020.

On March 31, 2019 the company entered into a promissory note with a related party in the amount of $9,300, with an interest due at the rates of 8% per annum and a due date of March 31, 2020.

On March 31, 2019 the company entered into a promissory note with a related party in the amount of $14,500, with an interest due at the rates of 8% per annum and a due date of March 30, 2020.

On February 29, 2020 the company entered into a promissory note with a related party in the amount of $60,000, with an interest due at the rates of 8% per annum and a due date of February 29, 2021.

On June 8, 2020 the company entered into a promissory note with a related party in the amount of $10,000, with an interest due at the rates of 8% per annum and a due date of September 8, 2020.

On June 11, 2020 the company entered into a promissory note with a related party in the amount of $10,000, with an interest due at the rates of 8% per annum and a due date of September 11, 2020.

To date, the prior majority shareholder, Bryan Glass contributed $26,864 for expenses and fees to reinstate the Company. This money was booked as a capital contribution.

Director Independence

Our Board of Directors currently consists of one member, who does not qualify as an independent director in accordance with the listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, including whether the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our Board has not made a subjective determination as to each director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our Board of Directors made these determinations, our Board would have reviewed and discussed information provided by our sole director with regard to his business and personal activities and relationships as they may relate to us and our management.

Legal Proceedings

We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us that may materially affect us.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Our common stock is not traded on any exchange. Our common stock is quoted on the OTC Pink Sheets Open Market, under the trading symbol “XLRM”. The market for our stock is highly volatile. We cannot assure that there will be a market in the future for our common stock. The Pink Sheets Open Market securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, Pink Sheets Open Market securities transactions are conducted through a telephone and computer network connecting dealers in stocks. Pink Sheets Open Market is for all types of companies that are there by reasons of default, distress or design, which are further sub-categorized by the levels of information provided. Traditionally companies that do not meet the financial and other listing requirements of a regional or national stock exchange are listed and traded on the Pink Open Market.

Holders

As of April 15, 2021, we had approximately 157 shareholders holding 12,508,011 shares of common stock.

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Dividends

Holders of common stock are entitled to dividends when, as, and if declared by the Board of Directors, out of funds legally available, therefore. The Company has never declared cash dividends on its common stock and our board of directors does not anticipate paying cash dividends in the foreseeable future as it intends to retain future earnings to finance the growth of our businesses. There are no restrictions in our articles of incorporation or bylaws that restrict us from declaring dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company does not have any equity compensation plans or any individual compensation arrangements with respect to its common stock or preferred stock. The issuance of any of our common or preferred stock is within the discretion of our Board of Directors, which has the power to issue any or all of our authorized but unissued shares without stockholder approval.

On November 30, 2018, the Company issued 12 million shares of common stock to Bryan Glass in consideration of the payment of $120, the par value of the stock. We believe the foregoing transaction was exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering. The recipient of the securities represented his intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the stock certificates issued in these transactions. The recipient had adequate access through his relationship with us, to information about our Company.

Recent Sales of Unregistered Securities

On November 30, 2020, the Company entered into a 6% secured convertible promissory note with a third-party in the amount of $203,000.00. Pursuant to the agreement, the Company issued the lender 350,000 5-year warrants with an exercise price of $1.00. On January 19, 2021, we issued the lender an additional 100,000 warrants on the same terms as the previous warrants, as a penalty pursuant to the agreement.

On April 2, 2021, the Company and lender entered into a pay-off letter agreement in the amount of $252,875.00 and the Company paid the amount on April 6, 2021. The note has been paid in full.

On March 25, 2021, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a non-affiliated accredited investor (the “Investor”), pursuant to which the Company agreed to issue and sell directly to the Investor in a private offering (the “Offering”), a Senior Secured Promissory Note (the “Note”), in the aggregate principal amount of up to $1,666,666.67 or so much as has been advanced in one or more tranches. The Note carries an original issue discount of $166,666.67, to cover the Investor’s accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Note, which is included in the principal balance of the Note. As a result of the original issuance discount, the potential aggregate purchase price of the Note is $1,500,000. The initial tranche was paid upon closing in an amount of $700,000, resulting in a current face value of the Note of $777,777.78. As additional consideration for the first tranche funded upon closing, the Company issued to the Investor 116,667 shares of its common stock. Upon future tranches being funded under the Note, the Company shall issue to the Investor an amount of the Company’s restricted common stock equal to the purchase price of such future tranche or tranches divided by six. The maturity date of each tranche of the Note is twelve months after the payment of such tranche. The Note provides that the Investor may not convert any amount of the Note that would result in the beneficial ownership of greater than 4.99% of the outstanding shares of the Company, with the exception that the beneficial ownership limitation may be waived up to a maximum of 9.99% at the election of the Investor, with not less than 61 days prior notice. The Note is secured with all of the assets of the Company, as described in the Security Agreement attached as Exhibit 10.3 to this Form 8-K. The Purchase Agreement contains customary representations and warranties, and the Offering was subject to customary closing conditions. The Shares were offered by the Company pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder. The Company is obligated to register the shares of common stock underlying the Note and the Warrants (as described below), within 90 days from the date of the Purchase Agreement.

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Warrants

As additional consideration for the purchase of the Note, the Company agreed to issue to the Investor Warrants (the Warrants”). The Warrants shall be issued upon the advance of each tranche by the Investor to the Company, exercisable for an amount of the Company’s common stock equal to the purchase price of such tranche divided by three. The Warrants have a term of 60 months, and contain full-ratchet anti-dilution protection provisions, and have an exercise price of $1.50 per share for 50% of the Warrants, and $2.00 per share for 50% of the Warrants. If at any time after the six-month anniversary of the issue date of the Warrants, the market price of one share of the Company’s common stock is greater than the exercise price of such Warrant, and there is not an effective registration statement registering the resale of the shares of common stock underlying the Warrants, then the Warrants may be exercised by means of a cashless exercise. The Warrants do not allow for any exercise that would result in the beneficial ownership of greater than 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such exercise, with the exception that the beneficial ownership limitation may be increased or decreased upon no less than 61 days prior notice.

The foregoing summaries of the Purchase Agreement, the Note, the Warrants and the Security Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 10.2, 10.3, and 4.1, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2021, which are incorporated herein by reference.

On January 11, 2019, the Company entered into Lease Services Agreement with a third-party company whereby the Company received funds in the amount of $300,000 as an advance on future services. The Company and third-party desired to reach an amicable settlement to the agreement and agreed on April 2, 2021, to enter into a settlement and mutual release agreement whereby the Company was released from its obligations and the third-party company received 310,000 shares of the Company’s Series C Convertible Preferred Stock.

Description of Registrant’s Securities to be Registered

None.

Indemniﬁcation of Directors and Oﬃcers.

On April 14, 2021, the Company entered into an Indemnification Agreement with the Chief Executive Officer of the Company. The Indemnification Agreement is Exhibit 8.01 to this Form 8-K.

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Financial Statements and Supplementary Data.

Bloomios, Inc.
Consolidated Balance Sheet

	December 31, 2020	December 31, 2019
Assets
Current Assets:
Cash	$72,205	$1,045
Accounts receivable - net	36,274	-
Inventory	195,681	-
WIP	96,551	-
Investment in life on earth Series B	50,000	-
Total Current Assets	450,711	1,045

Property and Equipment - Net	2,070,416	-
Loan receivable	50,000
Right of use asset	258,019	-
Goodwill	300,000	-
Other assets	64,511	-
Total Assets	$3,193,657	$1,045

Liabilities and Stockholders’ (Deficit)
Current Liabilities:
Accounts payable - trade	$1,747,852	$433,116
Accrued expenses	73,501	-
Accrued expenses related party	14,235	-
Unearned revenue	149,966
Customer JV account liabilities	600,000	-
Lease liability current	114,675	-
Notes payable	150,000	-
Notes payable PPP	310,000	-
Notes payable - related party	120,800	-
Notes payable - convertibles	202,300	-
Total Current Liabilities	3,483,329	433,116
Long-Term Debt:
Lease liability	143,344	-
Notes payable	831,000	40,800
Total Liabilities	4,457,673	473,916

Stockholders’ (Deficit)
Common stock ($0.00001 par value; 950,000,000 shares authorized; 12,508,011 shares issued and outstanding at December 31, 2020 and 2019 respectively	125	125
Additional paid-in capital	3,059,920	2,680,399
Accumulated deficit	(4,324,061)	(3,153,395)
Total Stockholders’ (Deficit)	(1,264,016)	(472,871)
Total Liabilities and Stockholders’ Deficit	$3,193,657	$1,045

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Bloomios, Inc.
Consolidated Statement of Operations
for the years ended
December 31,

	2020	2019

Sales	$1,316,304	$-
Cost of Goods Sold	914,759	-
Gross Profit	401,545	-

General and Administrative expense	110,520	56,177
Salaries	258,913	-
Rent	146,013	10,000
Utilities	29,956	-
Professional fees	18,728	16,284
Consulting	667,976	383,973
Depreciation	232,271
Total Expenses	1,464,377	466,434
Net Profit From Operations	(1,062,832)	(466,434)

Other Income / (Expenses)
Gain on Debt settlement	-	-
Financing Fees	(36,860)	(23,800)
Interest Expense	(70,974)	-
Net Profit / (Loss) Before Income Taxes	(1,170,666)	(490,234)
Income Tax Expense	-	-
Net Profit / (Loss)	$(1,170,666)	$(490,234)

NET LOSS PER COMMON SHARE - BASIC & DILUTED	$(0.09)	$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC & DILUTED	12,508,011	12,508,011

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Bloomios, Inc.
Consolidated Statement of Stockholders Equity
December 31, 2020

	Common Stock .00001 Par		Additional Paid in	Accumulated	Stockholders’ Deficit
Description	Shares	Amount	Capital	Deficit	Totals
December 31, 2018	12,508,011	$125	$2,663,035	$(2,663,160)	$-

Capital Contributions	-	-	16,864	-	16,864
CBD Capital contribution			500		500

Net Loss				(490,235)	(490,235)
December 31, 2019	12,508,011	125	2,680,399	(3,153,395)	(472,871)

Capital Contributions	-	-	11,225	-	11,225
CBD Equity			368,296		368,296
					-
Net Loss				(1,170,666)	(1,170,666)
December 31, 2020	12,508,011	$125	$3,059,920	$(4,324,061)	$(1,264,016)

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Bloomios, Inc.
Consolidated Statement of Cashflows
for the year ended
December 31,

	2020	2019
Cash provided (used) from operating activities
Net Income (Loss)	$(1,170,666)	$(490,234)
Depreciation	232,271	-
Change in Accounts Receivable	(36,274)	-
Change in inventory	(292,232)	-
Change in other assets	(64,511)	-
Change in JV liabilities	600,000	-
Change in Accounts Payable and Accrued Expenses	1,388,237	433,115
Change in Accrued Expenses - related party	14,235	-
Change in Unearned Revenue	149,966	-
Net cash provided (used) from operating activities	821,026	(57,119)

Cash used in investing activities
Purchase of Equipment	(2,302,687)	-
Investment in series B	(50,000)	-
Shareholder loan	(50,000)	-
Investment in XLR	(300,000)	-
Net cash used in investing activities	(2,702,687)	-

Cash provided by financing activities
Proceeds from Notes Payable	1,452,500	40,800
Contributed Capital	379,521	17,364
Proceeds from Notes Payable related parties	120,800	-
Net cash provided by financing activities	1,952,821	58,164
Net Increase (Decrease) In Cash	71,160	1,045

Cash at Beginning of Period	1,045	-

Cash at End of Period	$72,205	$1,045

Supplemental Cashflow Information
Interest Paid	$-	$-
Taxes Paid	$-	$-

15

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 5.03 Amended and Restated Articles of Incorporation; Change in Fiscal Year.

The Company filed Amended and Restated Articles of Incorporation with the State of Nevada on April 7, 2021. Pursuant to the Amended and Restated Articles of Incorporation, the Company changed its name from XLR Medical Corp to Bloomios, Inc., changed its fiscal year end from January 31 to December 31, and authorized three (3) series of preferred stock. For a description of the Preferred Stock, see Security Ownership of Certain Beneﬁcial Owners and Management- below and Exhibit 5.03 filed with this Form 8-K.

Item 5.06 Change in Shell Company Status.

As a result of the merger, the Company ceased to be a shell company. Prior to the filing of this Form 8-K Current Report, the Company was a shell company and ceases to be a shell company upon the filing of the Form 10 Information included in this filing.

Item 8.01 Other Events. Indemniﬁcation of Directors and Oﬃcers.

On April 14, 2021, the Company entered into an Indemnification Agreement with the Chief Executive Officer of the Company. The Indemnification Agreement is Exhibit 8.01 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

Incorporated by reference are the previously reported consolidated financial statement filed with the Securities and Exchange Commission on Form 10K on April 15, 2021.

Number	Description
2.03	Toledo Payoff Letter
2.03(a)	Sunstone Settlement
5.03	Amended and Restated Articles of Incorporation
8.01	Indemnification Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bloomios, Inc.

Date: April 19, 2021	By:	/s/ Michael Hill
	Name:	Michael Hill
	Position:	Chief Executive Officer

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